-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549


                                      FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 5, 1998



                          DUKE REALTY LIMITED PARTNERSHIP
               (Exact name of registrant as specified in its charter)


             Indiana                    0-20625                  35-1898425
    (State or jurisdiction of        (Commission             (I.R.S. Employer
incorporation or organization)      File Number)             Identification No.)


8888 KEYSTONE CROSSING, SUITE 1200
      INDIANAPOLIS, INDIANA                                         46240
(Address of principal executive offices)                          (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (317) 574-3531


                              Not applicable
      (Former name or former address, if changed since last report)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    The following exhibits are filed with this Report pursuant to Regulation S-K
Item 601 in lieu of filing the otherwise required exhibits to the registration statement on Form S-3 of the Registrant, file no. 333-26845, under the Securities Act of 1933, as amended (the "Registration Statement"), and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, are set forth in full in the Registration Statement.

Exhibit
Number         Exhibit
-------        -------

  1.1          Underwriting Agreement dated March 5, 1998.

  1.2          Terms Agreement dated March 5, 1998.

  4 Form of global bond evidencing Puttable Reset Securities PURS -SM- Due March 1, 2016.

  5            Opinion of Bose McKinney & Evans, including consent.

  8            Tax opinion of Bose McKinney & Evans, including consent.


                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DUKE REALTY LIMITED PARTNERSHIP

                              By:  DUKE REALTY INVESTMENTS, INC.,
                                   General Partner


Date:  March 9, 1998               By:    /s/ Dennis D. Oklak
                                        ------------------------
                                        Dennis D. Oklak
                                        Executive Vice President,
                                        Chief Administrative
                                        Officer and Treasurer

                                         -2-